Exhibit 10.10

AMENDMENT NO. 1 TO

REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (the “Amendment”) is entered into as of November       , 2005 (the “Amendment Date”), by and among DynTek, Inc., a Delaware corporation (the “Company”) and the investors set forth on Schedule 1 hereto (the “Amending Purchasers”).  Capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed to such terms in the Registration Rights Agreement (as defined in the Recitals below).

RECITALS

A.            WHEREAS, the Company entered into that certain Registration Rights Agreement dated as of October 15, 2004, by and among the Company and the purchasers set forth on Schedule 1 thereto (the “Original Purchasers”) (the “Agreement”);

B.            WHEREAS, Section 10 of the Registration Rights Agreement permits the amendment of such Agreement upon the consent in writing by the Company and each Original Purchaser;

C.            WHEREAS, to induce the Amending Purchasers to amend their certain 9% Senior Subordinated Convertible Notes, each dated as of October 15, 2004, sold and issued to the respective Amending Purchasers thereof (each an “Original Note” and collectively, the “Original Notes”), the Company has agreed, contemporaneously with the issuance to each such Amending Purchaser of that certain Amended and Restated 9% Senior Subordinated Convertible Note, each dated as of an even date herewith (each an “Amended Note” and collectively, the “Amended Notes”), to provide to the Amending Purchasers certain registration rights, with respect to the Additional Note Shares (as defined in the Amended Notes), under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws;

D.            WHEREAS, to further induce the Amending Purchasers to enter into the Amended Notes, the Company has agreed to amend and restate those certain Warrants, each dated as of October 15, 2004, sold and issued to each respective Amending Purchaser thereof (each an “Original Warrant” and collectively, the “Original Warrants”) to reduce the exercise price and increase the number of shares exercisable thereunder (each an “Amended Warrant” and collectively, the “Amended Warrants”);

E.             WHEREAS, in connection with the issuance of the Amended Warrants, the Company has agreed to provide to the Amending Purchasers certain registration rights, with respect to the Additional Warrant Shares (as defined in the Amended Warrants), under the Securities Act, and applicable state securities laws;

F.             WHEREAS, the Amending Purchasers and the Company desire to further amend the Registration Rights Agreement as more particularly set forth in this Amendment to provide for the rights of registration with respect to the Additional Note Shares and Additional Warrant Shares, respectively.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereby agree as follows:

1.              Definitions.

(a)          “Additional Registrable Securities” means (i) the Additional Note Shares and Additional Warrant Shares; (ii) securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to such shares; and (iii) any other security issued as a dividend or other distribution with respect to, in exchange for, or in replacement of, the securities referred to in the preceding clauses (i) and (ii).

(b)          “Holder or Holders” means a holder or holders of Registrable Securities and/or Additional Registrable Securities.

(c)          “Additional Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering Additional Registrable Securities.

(c)          The definitions of Registration Statement, Registrable Securities, Purchaser and Notes in the Agreement are, for purposes of Sections 4 through 12 of the Agreement, hereby amended to include the Additional Registration Statement, Additional Registrable Securities, the Amending Purchasers and the Amended Notes, respectively.

2.              Piggyback Registration.

(a)            If the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a transaction covered by Rule 145 under the Securities Act or a registration relating solely to employee benefit plans), the Company shall, at such time, promptly give each Holder written notice of such registration.  Upon the written request of each Holder given within ten (10) business days after mailing of such notice by the Company in accordance with Section 12 of the Agreement, the Company shall, subject to the provisions of Section 2(b) herein, use its best efforts to cause to be registered under the Securities Act all of the Additional Registrable Securities that each such Holder has requested to be registered.

(b)            For purposes of this Section 2, if the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as a part of the written notice given pursuant to Section 2(a) above.  In such event, the right of the Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of Holder’s Additional Registrable Securities in such underwriting to the extent provided herein.  The Holder proposing to distribute its securities through such underwriting shall (together with the Company and the other Holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.   Notwithstanding any other provision of this Section 2, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Additional Registrable Securities from, or limit the number of Additional Registrable Securities to be included in, the registration and underwriting.  The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter to the Holders of Additional Registrable Securities, pro rata in accordance with the number of Additional Registrable Securities beneficially owned by each such Holder.  If any Holder does not agree to the terms of any such underwriting, such Holder shall be excluded therefrom by written notice from the Company or the underwriter.  Any Additional Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

3.              Mandatory Registration.

(a)           If at anytime on or after December 15, 2005, any Additional Registrable Securities shall not have been registered by the Company pursuant to Section 2 hereof, then the Holders of at least a majority of the Additional Registrable Securities (assuming conversion of the Amended Notes and exercise of the Amended Warrants) shall have the right by delivery of notice to the Company, to request that the Company effect a registration on Form S-3 covering the resale of all of the Additional Registrable Securities, in an amount sufficient to cover the resale of all the Additional Registrable Securities, issuable upon conversion of the Amended Notes and exercise of the Amended Warrants.  The date on which the Company receives such notice is referred to herein as the “Demand Date.”  In the event that Form S-3 is unavailable and/or inappropriate for such a registration of all the Additional Registrable Securities, the Company shall use such other form or forms as are available and appropriate for such a registration.  The Company shall use its commercially reasonable efforts to cause such Additional Registration Statement to be filed under the Securities Act as promptly as practicable after receipt of notice of such demand, but in any event prior to 30 days following the Demand Date and to cause such Additional Registration Statement to be declared effective under the Securities Act as promptly as practicable, but in any event prior to 90 days following the Demand Date (the “Demand Effective Date”); provided that, if (1) the Additional Registration Statement is not declared effective by the Demand Effective Date, (2) the Additional Registration Statement required to be filed by the Company pursuant to this Section 3 shall cease to be available for use by any Holder of the Amended Note which is named therein as a selling stockholder for any reason (including, without limitation, by reason of a stop order, a material misstatement or omission in such Additional Registration Statement or the information contained in such Additional Registration Statement having become outdated), or (3) the Company fails, refuses or is otherwise unable timely to issue, the Note Shares and/or Warrant Shares upon conversion of the Amended Notes or upon exercise of the Amended Warrants in accordance with the terms of thereof, respectively, or stock certificates therefor, then the Company shall pay to each Purchaser an amount equal to one percent (1%) per 30-day period of the purchase price paid for the Amended Notes purchased by such Amending Purchaser.  Thereafter, for every 30 days that pass during which any of the events described in clauses (1), (2) and (3) above occurs and is continuing (the “Blackout Period”), the Company shall pay to each Amending Purchaser an additional amount equal to one percent (1%) of the purchase price paid for the Amended Notes purchased by such Amending Purchaser.  Each such payment shall be due within five days of the end of each calendar month of the

Blackout Period until the termination of the Blackout Period and within five (5) days after such termination.  Such payments shall be in partial compensation to the Amending Purchaser, and shall not constitute the Purchaser’s exclusive remedy for such events. The Blackout Period shall terminate upon (x) the effectiveness of the Additional Registration Statement in the case of clauses (1) and (2) above, and (z) delivery of such shares or certificates in the case of clause (3) above.

(b)           The Company shall use its best efforts to keep each Additional Registration Statement effective (pursuant to Rule 415, if available) at all times until such date as is the earlier of (i) the date on which all of the Additional Registrable Securities have been sold and (ii) the date on which the Additional Registrable Securities (in the opinion of counsel to each Purchaser and reasonably acceptable to legal counsel for the Company) may be immediately sold without restriction (including without limitation as to volume restrictions by each holder thereof) without registration under the Securities Act (the “New Registration Period”).

(c)           If the Additional Registrable Securities are registered for sale under the Securities Act, the Amending Purchasers shall cease any distribution of such shares under the Additional Registration Statement not more than once in any 12-month period, for up to 30 days, upon the request of the Company if: (x) such distribution would require the public disclosure of material non-public information concerning any transaction or negotiations involving the Company or any of its affiliates that, in the good faith judgment of the Company’s Board of Directors, would materially interfere with such transaction or negotiations, (y) such distribution would otherwise require premature disclosure of information that, in the good faith judgment of the Company’s Board of Directors, would adversely affect or otherwise be detrimental to the Company or (z) the Company proposes to file a registration statement under the Securities Act for the offering and sale of securities for its own account in an underwritten offering and the managing underwriter therefor shall advise the Company in writing that in its opinion the continued distribution of the Additional Registrable Securities would adversely affect the offering of the securities proposed to be registered for the account of the Company.  The Company shall promptly notify each Amending Purchaser at such time as (i) such transactions or negotiations have been otherwise publicly disclosed or terminated, or (ii) such non-public information has been publicly disclosed or counsel to the Company has determined that such disclosure is not required due to subsequent events.

(d)           The Company shall permit a single firm of counsel designated by the Amending Purchasers to review such Additional Registration Statement with respect to the Additional Registrable Securities only, and all amendments and supplements thereto (collectively, the “Registration Documents”) a reasonable period of time prior to their filing with the SEC, and not file (or send) any Registration Documents in a form to which such counsel reasonably and promptly objects.  The sections of such Additional Registration Statement covering information with respect to the Amending Purchasers, the Amending Purchaser’s beneficial ownership of securities of the Company or the Amending Purchasers intended method of disposition of Additional Registrable Securities shall conform to the information provided to the Company by each of the Amending Purchasers.

4.              Obligations of the Company.  In connection with the registration of the Additional Registrable Securities, the Company shall do each of the following:

(a)            Prepare and file with the SEC the Additional Registration Statement required by Sections 3 of this Amendment, as applicable, and such amendments (including post-effective amendments) and supplements to the Additional Registration Statement and the prospectus used in connection with the Additional Registration Statement, as may be necessary to keep the Additional Registration Statement effective at all times during the New Registration Period, and, during the New Registration Period, to comply with the provisions of the Securities Act with respect to the disposition of all of the Additional Registrable Securities until such time as all of such Additional Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Additional Registration Statement;

(b)            The Company shall promptly furnish, after such Additional Registration Statement required by Sections 3 of this Amendment are prepared, filed with the SEC, publicly disseminated and distributed and received by the Company, to each Amending Purchaser and its legal counsel, a copy, by facsimile or email or otherwise, of any such Additional Registration Statement, each preliminary prospectus, each final prospectus, and all amendments and supplements thereto and such other documents as each Amending Purchaser may reasonably request in order to facilitate the disposition of its Additional Registrable Securities;

(c)            Use commercially reasonable efforts to (i) register and qualify the Additional Registrable Securities covered by the Additional Registration Statement under such other securities or blue sky laws, if applicable, of such jurisdictions as the Purchaser may reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the New Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the New Registration Period and (iv) take all other actions necessary or advisable to qualify the Additional Registrable Securities for sale in such jurisdictions, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (d) be obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

(d)            List such securities on The Nasdaq National Market, or, if the Company’s securities are not then listed on such market, then on the OTC Electronic Bulletin Board (the “OTC BB”), and all the other national securities exchanges on which any securities of the Company are then listed, and file any filings required by The Nasdaq National Market or OTC BB, as applicable, or such other securities exchanges;

(e)            Notify by facsimile or email each Amending Purchaser (i) when or if the prospectus or any prospectus supplement or post-effective amendment has been filed with the SEC, and, with respect to any Additional Registration Statement or any post-effective amendment, when the same has been declared effective by the SEC, (ii) of any request by the SEC for amendments or supplements to the Additional Registration Statement or the prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Additional Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Additional Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event as a result of which the prospectus included in such Additional Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(f)             If any fact contemplated by clause (v) of paragraph (e), above, shall exist, promptly prepare a supplement or post-effective amendment to such Additional Registration Statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchaser of the Additional Registrable Securities, the prospectus will not contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading;

(g)            If the Company has consented to an underwritten offering and such offering is underwritten, at the request of any Amending Purchaser, to furnish on the effective date of the applicable Additional Registration Statement and on the date that Additional Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such Amending Purchaser, stating that such Additional Registration Statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act and (B) the Additional Registration Statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial data contained therein) and (ii) a letter dated such date from the Company’s independent public accountants addressed to the underwriters and to such Amending Purchaser, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the Additional Registration Statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters may reasonably request;

(h)            Cooperate with the Amending Purchasers to facilitate the timely preparation and delivery of certificates for the Additional Registrable Securities to be offered pursuant to the Additional Registration Statement and to enable such certificates for the Additional Registrable Securities to be in such denominations or amounts, as the case may be, as the Amending Purchaser may reasonably request, and registered in such names as the Amending Purchasers may request; and, within three business days after a Additional Registration Statement which includes Additional Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Additional Registrable Securities (with copies to each Amending Purchaser) an appropriate instruction and opinion of such counsel, satisfactory to the Company, and the Amending Purchaser and its legal counsel;

(i)             Enter into customary agreements (including, in the case of an underwritten offering, underwriting agreements in customary form, and including provisions with respect to indemnification and contribution in customary form and consistent with the provisions relating to indemnification and contribution contained herein) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Additional Registrable Securities and in connection therewith:

(i) make such representations and warranties to each Amending Purchaser and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings;

(ii) to the extent requested and customary for the relevant transaction, enter into a securities sales agreement with any Amending Purchaser and such representative of such Amending Purchaser as such Amending Purchaser shall select relating to the registration and providing for, among other things, the appointment of such representative as agent for such Amending Purchaser for the purpose of soliciting purchases of Additional Registrable Securities, which agreement shall be customary in form, substance and scope and shall contain customary representations, warranties and covenants; and

(iii) deliver such customary documents and certificates as may be reasonably requested by any Amending Purchaser whose Additional Registrable Securities are being sold or by the managing underwriters, if any.

(j)             The Company shall hold in confidence and not make any disclosure of information concerning any Amending Purchaser provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws and/or the requests of any self-regulatory organizations, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Additional Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement.  The Company agrees that it shall, upon learning that disclosure of such information concerning any Amending Purchaser is sought in or by a court or governmental body of competent jurisdiction, give prompt notice to such Purchaser prior to making such disclosure, and allow such Amending Purchaser, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

5.              The terms and provisions of this Amendment are binding only on the Amending Purchasers, and, except as specifically amended pursuant to the terms hereof, the terms and provisions of the Registration Rights Agreement shall remain in full force and effect.

6.              This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to Registration Rights Agreement as of the date first written above.

COMPANY

DynTek, Inc.

By:

Name:

Its:

AMENDING PURCHASERS

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By:

Name:

Its: